Exhibit (b)

EX-99-906CERT

Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Ellen M. Needham, President and I, Chad C. Hallett, Treasurer of the SSGA Funds (the “Registrant”), each certify that:

1.	This Form N-CSR filing of the Registrant for the period ended August 31, 2015 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:	/s/ Ellen M. Needham
Ellen M. Needham
President (Principal Executive Officer)

Date:	November 9, 2015

By:	/s/ Chad C. Hallett
Chad C. Hallett
Treasurer (Principal Financial Officer)

Date:	November 9, 2015